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OFFICERS' CERTIFICATE

    The undersigned, Matthew J. Hart and Mariel C. Albrecht, do hereby certify that they are duly appointed and the Executive Vice President and Chief Financial Officer, and Senior Vice President and Treasurer, respectively, of HILTON HOTELS CORPORATION, a Delaware corporation ("Hilton" or the "Company"). Each of the undersigned also hereby certifies, pursuant to the Indenture, dated as of April 15, 1997, between the Company and BNY Western Trust Company, as Trustee (the "Indenture"), that:

    A. Pursuant to resolutions duly adopted by the Finance Committee of the Company on May 8, 2001, a series of Debt Securities (as defined in the Indenture) to be issued under the Indenture has been established (the "Notes"), with the following terms (defined terms used herein and not otherwise defined herein have the meanings set forth in the Indenture):

      (1) The Notes shall constitute a series of Debt Securities having the title "7 5/8% Senior Notes due 2008."

      (2) The aggregate principal amount of Notes that initially may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 3.04, 3.05, 3.06, 11.06 or 13.07 of the Indenture) shall be $400,000,000. The Company may, without the consent of the holders of the Notes, issue additional notes having the same ranking and the same interest rate, maturity and other terms as the Notes. Any additional notes having such similar terms, together with the Notes, would, at the Company's option, constitute a single series of Notes under the Indenture.

      (3) The entire outstanding principal of the Notes shall be payable on May 15, 2008 (the "Maturity Date").

      (4) The date from which interest shall accrue shall be May 11, 2001; the Interest Payment Dates on which such interest will be payable shall be May 15 and November 15 each year, beginning November 15, 2001; the Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the preceding May 1 (in the case of interest payable on any May) and November 1 (in the case of interest payable on any November); and the basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

      (5) Payments in respect of the Notes represented by Global Notes (including principal, premium, if any, and interest) shall be made in immediately available funds to the accounts specified by the U.S. Depositary.

      (6) The Notes shall be redeemable, in whole or in part, at any time, at the Company's option, at a redemption price equal to the greater of:

        (a) 100% of the principal amount of the Notes being redeemed, or

        (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 50 basis points, as calculated by an Independent Investment Banker;

  plus, in either of the above cases, accrued and unpaid interest thereon to, but not including, the Redemption Date.

    "Adjusted Treasury Rate" means, with respect to any Redemption Date:

        (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded

    United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the adjusted Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

        (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

    The Adjusted Treasury Rate shall be calculated on the third business day preceding the Redemption Date.

    "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of those Notes ("Remaining Life").

    "Comparable Treasury Price" means (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

    "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Company.

    "Reference Treasury Dealer" means:

        (a) each of Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, UBS Warburg LLC and their respective successors; provided that, if any of the foregoing ceases to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute another Primary Treasury Dealer; and

        (b) any other Primary Treasury Dealer selected by the Company.

    "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third business day preceding such Redemption Date.

    The Company shall mail a notice of redemption at least 30 days but not more than 60 days before the Redemption Date to each holder of Notes to be redeemed. If the Company elects to redeem fewer than all of the Notes, the trustee shall select in a fair and appropriate manner the Notes to be redeemed.

    Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest shall cease to accrue on the Notes or portions thereof called for redemption.

      (7) The Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes shall not have the benefit of any sinking fund.

      (8) The Notes shall be issued in denominations of $1,000 and any integral multiple thereof.

      (9) The Trustee shall be the Security Registrar and Paying Agent.

     (10) The entire outstanding principal amount of the Notes shall be payable upon declaration of acceleration of the maturity of such series pursuant to Section 5.02 of the Indenture.

     (11) Payments of the principal and interest on the Notes shall be made in Dollars, and the Notes shall be denominated in Dollars.

     (12) The Notes shall be payable at Maturity in an amount equal to the principal amount thereof plus unpaid interest accrued to such Maturity.

     (13) The Holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

     (14) (A) There shall be no deletions from, modifications of or additions to the Events of Default with respect to the Notes set forth in the Indenture.

        (B) There shall be the following additions to the covenants set forth in the Indenture with respect to the Notes:

        Limitation On Liens.  Other than as set forth below under "—Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any Restricted Subsidiary shall create, assume or suffer to exist any Lien:

      (a)
      upon any Principal Property;

      (b)
      upon any shares of capital stock of any Restricted Subsidiary owned by the Company or any Restricted Subsidiary; or

      (c)
      securing Debt of any Restricted Subsidiary,

    without equally and ratably securing the Notes with (or prior to) the Debt secured by such Lien, for so long as such Debt is secured, provided, however, that this limitation shall not apply to:

          (1) Liens existing on the date of issuance of the Notes;

          (2) Liens existing:

        (i)
        on property at the time it is acquired through a merger, a consolidation or otherwise by the Company or a Restricted Subsidiary; or

        (ii)
        on property or securing Debt of, or an equity interest in, any corporation, partnership or other entity at the time such corporation, partnership or other entity becomes a Restricted Subsidiary;

          (3) Liens to secure Debt with respect to all or any part of the acquisition cost or the cost of construction or improvement of property, provided, such Debt is incurred and related Liens are created within 24 months of the acquisition, completion of construction or improvement or commencement of full operation, whichever is later, and such Debt does not exceed the aggregate amount of the acquisition cost and/or the construction cost thereof;

          (4) Liens on shares of capital stock or property of a Restricted Subsidiary to secure Debt with respect to all or part of the acquisition cost of the Restricted Subsidiary, provided, that the Debt is incurred and related Liens are created within 24 months of the acquisition of the Restricted Subsidiary and such Debt does not exceed the acquisition cost of the Restricted Subsidiary;

          (5) Liens to secure Debt incurred to construct additions to, or to make Capital Improvements to, the Company's properties or properties of any Restricted Subsidiary, provided the Debt is incurred and related Liens are created within 24 months of completion of construction or Capital Improvements and such indebtedness does not exceed the cost of such construction or Capital Improvements;

          (6) Liens in favor of the Company or another Restricted Subsidiary;

          (7) Liens to secure Debt on which interest payments are exempt from Federal income tax under Section 103 of the Internal Revenue Code of 1986, as amended;

          (8) Liens on the capital stock, partnership or other equity interests the Company or any Restricted Subsidiary has in any Joint Venture or any Restricted Subsidiary which owns an equity interest in such Joint Venture to secure Debt, provided, the amount of such Debt is contributed and/or advanced solely to such Joint Venture;

          (9) any extension, renewal or replacement, in whole or in part, of any Liens referred to in the clauses (1) through (8) above or of any Debt secured thereby, including premium, if any, provided, that the aggregate principal amount secured does not exceed:

        (i)
        the greater of (x) the principal amount secured thereby at the time of such extension, renewal or replacement, or, as the case may be, repayment or extinguishment and (y) 80% of the fair market value (in the opinion of the Company's board of directors) of the properties subject to such extension, renewal or replacement; plus

        (ii)
        any reasonable fees and expenses associated with such extension, renewal or replacement;

      and provided, further, that in the case of a replacement thereof, such Debt is incurred and related Liens are created within 24 months of the repayment or extinguishment of the Debt or Liens referred to in clauses (1) through (8) above;

         (10) purchase money liens on personal property;

         (11) Liens to secure payment of workers' compensation or insurance premiums, or relating to tenders, bids or contracts (except contracts for the payment of money);

         (12) Liens in connection with tax assessments or other governmental charges, or as security required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or right;

         (13) mechanic's, materialman's, carrier's or other like Liens, arising in the ordinary course of business; and

         (14) Liens in favor of any domestic or foreign government or governmental body in connection with contractual or statutory obligations.

        Limitation On Sale And Lease-Back Transactions.  Other than as provided below under "—Exempted Liens and Sale and Lease-Back Transactions," neither the Company nor any Restricted Subsidiary shall enter into any arrangement with any lessor (other than the Company or a Restricted Subsidiary), providing for the lease to the Company or a Restricted Subsidiary for a period of more than three years (including renewals at the option of the lessee) of any Principal Property that has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lessor or to any other Person, and for which funds have been or are to be advanced by such lessor or other Person on the security of the leased property ("Sale and Lease-Back Transaction"), unless either:

      (a)
      the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions described in clauses (1) through (14) under "—Limitation on Liens" above, to create, assume or suffer to exist a Lien on the property to be leased without equally and ratably securing the notes, or

      (b)
      an amount equal to:

      (i)
      the greater of the net cash proceeds of such sale or the fair market value of such property (in the opinion of the Company's board of directors), less

      (ii)
      the fair market value (in the opinion of the Company's board of directors) of any noncash proceeds of the sale of such property (provided such noncash proceeds constitute "Principal Property," acquired on the date the property sold in the Sale and Lease-Back Transaction was acquired by the Company or any of the Company's Restricted Subsidiaries),

        is applied within 180 days to the retirement or other discharge of the Notes or Debt ranking on a parity with the Notes.

        Exempted Liens And Sale And Lease-Back Transactions.  Notwithstanding the restrictions set forth in "—Limitation on Liens" and "—Limitation on Sale and Lease-Back Transactions" above, the Company or any Restricted Subsidiary may create, assume or suffer to exist Liens or enter into Sale and Lease-Back Transactions not otherwise permitted as described above, provided that at the time of such event, and after giving effect thereto, the sum of outstanding Debt secured by such Liens (not including Liens permitted under "—Limitation on Liens" above) plus all Attributable Debt in respect of such Sale and Lease-Back Transactions entered into (not including Sale and Lease-Back Transactions permitted under "Limitation on Sale and Lease-Back Transactions"), measured, in each case, at the time any such Lien is incurred or any such Sale and Lease-Back Transaction is entered into, by the Company and Restricted Subsidiaries does not exceed 15% of Consolidated Net Tangible Assets.

        (C) As used in paragraph 14(B) above, the following terms have the meanings set forth below:

          "Attributable Debt" with respect to any Sale and Lease-Back Transaction that is subject to the restrictions described under "—Limitation on Sale and Lease-Back Transactions" means the present value of the minimum rental payments called for during the term of the lease (including any period for which such lease has been extended), determined in accordance with generally accepted accounting principles, discounted at a rate that, at the inception of the lease, the lessee would have incurred to borrow over a similar term the funds necessary to purchase the leased assets.

          "Capital Improvements" means additions to properties or renovations or refurbishing of properties which are designed to substantially upgrade such properties or significantly modernize the operation thereof.

          "Debt" means notes, bonds, debentures or other similar evidences of Debt for borrowed money or any guarantee of any of the foregoing.

          "Joint Venture" means any partnership, corporation or other entity, in which up to and including 50% of the partnership interests, outstanding voting stock or other equity interest is owned, directly or indirectly, by the Company and/or one or more Subsidiaries.

          "Lien" means any mortgage, pledge, lien, encumbrance or other security interest to secure payment of Debt.

          "Principal Property" means any real estate or other physical facility or depreciable asset, the net book value of which on the date of determination exceeds the greater of $50 million or 5% of Consolidated Net Tangible Assets of the Company.

          "Restricted Subsidiary" means any Subsidiary of the Company organized and existing under the laws of the United States of America and the principal business of which is carried on within the United States of America (x) which owns, or is a lessee pursuant to a capital lease of, any Principal Property or (y) in which the investment of the Company and all of its Subsidiaries exceeds 5% of Consolidated Net Tangible Assets as of the date of such determination other than, in the case of either clause (x) or (y), (i) each Subsidiary whose business primarily consists of finance, banking, credit, leasing, insurance, financial services or other similar operations, or any combination thereof, (ii) each Subsidiary formed or acquired after the date hereof for the purpose of developing new assets or acquiring the business or assets of another Person and which does not acquire any part of the business or assets of the Company or any Restricted Subsidiary and (iii) Subsidiaries whose principal business is conducting the Company's timeshare businesses.

          "Subsidiary" means any corporation of which at least a majority of the outstanding stock having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation is, at the time, directly or indirectly, owned by the Company or by one or more of its Subsidiaries, or by the Company and one or more Subsidiaries.

     (15) The Notes shall be issuable only as Registered Securities in permanent global forms (without coupons). Beneficial owners of interests in the Global Notes may exchange such interests for Notes of like tenor or any authorized form and denomination only in the manner provided in Section 3.04(c) of the Indenture. The Depository Trust Company shall be the U.S. Depositary with respect to each Global Note. The form of such Global Notes attached hereto as Exhibit A is hereby approved.

     (16) The Notes shall not be issuable as Bearer Securities.

     (17) Interest on any Note shall be payable only to the Person in whose name that Note (or one or more predecessor Notes thereof) is registered at the close of business on the Regular Record Date for such interest. Such interest may be paid, at the Company's option, by transfer of funds to any account maintained by such Person in the United States.

     (18) Article 15 of the Indenture shall be applicable to the Notes.

     (19) The Notes shall not be issuable in definitive form except under the circumstances described in Section 3.04 of the Indenture.

     (20) The Notes shall be authenticated and delivered as provided in Section 3.03 of the Indenture.

     (21) The Notes shall not be convertible into Common Stock or other securities or property of the Company.

     (22) The Notes shall not be subordinated to any other Debt of the Company, and shall constitute senior unsecured obligations of the Company.

     (23) Compliance with the covenants set forth in paragraph 14(B) above may not be waived by the Trustee unless the holders of at least a majority in principal amount of all outstanding Notes consent to such waiver as set forth in the Indenture; provided, however, that the Company need not comply with such covenants in the event it elects to comply with the provisions of Article 15 set forth in the Indenture. The Trustee may amend the terms of such covenants with the written consent of the holders of not less than a majority in principal amount of outstanding Notes as set forth in the Indenture.

    B.  The form of the Notes attached hereto as Exhibit A is approved.

    C.  The foregoing form and terms of the Notes have been established in conformity with the provisions of the Indenture.

    D.  Each of the undersigned has read the Indenture and the definitions relating thereto and has examined the resolutions referred to in paragraph A above and the Notes and has made such examination or investigation as is necessary to enable the undersigned to represent as to whether or not all conditions precedent provided in the Indenture relating to the establishment, authentication and delivery of the Notes have been complied with. On the basis of the foregoing, all such conditions precedent have been complied with.

    IN WITNESS WHEREOF, the undersigned have hereunto executed this Officers' Certificate as of the 8th day of May, 2001.

HILTON HOTELS CORPORATION, a Delaware corporation
By:	/s/ MATTHEW J. HART Name: Matthew J. Hart Title: Executive Vice President and Chief Financial Officer
By:	/s/ MARIEL C. ALBRECHT Name: Mariel C. Albrecht Title: Senior Vice President and Treasurer

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OFFICERS' CERTIFICATE